                                                                   Exhibit 10.15

            PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                           (Cover Note No. C-03-22488)

                             Effective July 1, 2003

                                    issued to

                           GLENCOE GROUP OF COMPANIES

                     and its Quota Share Reinsurers, if any

                                    including

                             GLENCOE INSURANCE LTD.
                                Hamilton, Bermuda

                          STONINGTON INSURANCE COMPANY
                                  Dallas, Texas

                       STONINGTON LLOYDS INSURANCE COMPANY
                                  Dallas, Texas

                                       and

                             LANTANA INSURANCE LTD.
                                Hamilton, Bermuda

             (hereinafter referred to collectively as the "Company")

                                       by

                     PLATINUM UNDERWRITERS REINSURANCE INC

                               Baltimore, Maryland

         (hereinafter called, with other participants, the "Reinsurers")

Under the terms of this Contract, the above Reinsurer agrees to assume severally and not jointly with other participants

                   SCHEDULE "A" - FIRST LAYER: a 15.00% share

of the liability described in the attached Contract and, as consideration, the above Reinsurer shall receive the same proportionate share of the premium named therein.

TOWERS PERRIN
REINSURANCE

Signed in New York, New York, this 10th day of September, 2003.

                                       PLATINUM UNDERWRITERS REINSURANCE INC.

                                       By: /s/ James A. Roddy
                                           -------------------------------------
                                            James A. Roddy

                                       Title: Senior Vice President

            PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                           (Cover Note No. C-03-22488)

                             Effective July 1, 2003

TOWERS PERRIN
REINSURANCE
and in Hamilton, Bermuda, this 18th day of August, 2003.

                                       GLENCOE INSURANCE LTD.

                                       By: /s/ William J. Ashley
                                           -------------------------------------
                                            William J. Ashley

                                       Title: President

            PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                           (Cover Note No. C-03-22488)

                             Effective July 1, 2003
TOWERS PERRIN
REINSURANCE

                           GLENCOE GROUP OF COMPANIES

                     AND ITS QUOTA SHARE REINSURERS, IF ANY

                                    INCLUDING

                             GLENCOE INSURANCE LTD.
                                HAMILTON, BERMUDA

                          STONINGTON INSURANCE COMPANY
                                  DALLAS, TEXAS

                       STONINGTON LLOYDS INSURANCE COMPANY
                                  DALLAS, TEXAS

                                       AND

                             LANTANA INSURANCE LTD.
                                HAMILTON, BERMUDA

            PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                          (COVER NOTE NO.: C-03-22488)

                                      INDEX

ARTICLE                                                                             PAGE
-------                                                                             -----
  I          CLASSES OF BUSINESS REINSURED......................................        1
  II         TERM AND CANCELLATION..............................................        2
  III        TERRITORY..........................................................        3
  IV         EXCLUSIONS.........................................................      3-4
  V          RETENTION AND LIMIT................................................      4-5
  VI         REINSTATEMENT......................................................      5-6
  VII        DEFINITIONS........................................................      6-7
  VIII       OTHER REINSURANCE..................................................      7-8
  IX         LOSS OCCURRENCE....................................................      8-9
  X          LOSS NOTICE AND LOSS SETTLEMENTS...................................     9-10
  XI         SALVAGE AND SUBROGATION............................................       10
  XII        REINSURANCE PREMIUM................................................    10-11
  XIII       OFFSET.............................................................       11
  XIV        ACCESS TO RECORDS..................................................       11

TOWERS PERRIN
REINSURANCE

  XV         LIABILITY OF THE REINSURER.........................................       11
  XVI        NET RETAINED LINES (BRMA 32E)......................................    11-12
  XVII       ERRORS AND OMISSIONS (BRMA 14E)....................................       12
  XVIII      CURRENCY (BRMA 12A)................................................       12
  XIX        TAXES (BRMA 50C)...................................................       12
  XX         FEDERAL EXCISE TAX (BRMA 17A)......................................    12-13
  XXI        RESERVES AND LETTERS OF CREDIT.....................................    13-14
  XXII       INSOLVENCY.........................................................    14-15
  XXIII      ARBITRATION........................................................    15-16
  XXIV       SERVICE OF SUIT (BRMA 49C).........................................       16
  XXV        ENTIRE AGREEMENT...................................................       17
  XXVI       AGENCY AGREEMENT...................................................       17
  XXVII      INTERMEDIARY (BRMA 23A)............................................       17

ATTACHMENTS

Schedule A
Insolvency Funds Exclusion Clause
Pools, Associations and Syndicates Clause
Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S. and Canada

TOWERS PERRIN
REINSURANCE

                           GLENCOE GROUP OF COMPANIES

                     AND ITS QUOTA SHARE REINSURERS, IF ANY

                                    INCLUDING

                             GLENCOE INSURANCE LTD.
                                HAMILTON, BERMUDA

                          STONINGTON INSURANCE COMPANY
                                  DALLAS, TEXAS

                       STONINGTON LLOYDS INSURANCE COMPANY
                                  DALLAS, TEXAS

                                       AND

                             LANTANA INSURANCE LTD.
                                HAMILTON, BERMUDA

            PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                          (COVER NOTE NO.: C-03-22488)

                   THE SUBSCRIBING REINSURER(S) EXECUTING THE
                     INTERESTS AND LIABILITIES AGREEMENT(S)
                                 ATTACHED HERETO
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")

                                    ARTICLE I

CLASSES OF BUSINESS REINSURED

A. By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts, binders, certificates and other obligations, whether written or oral, of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Property business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

B. Notwithstanding the provisions of paragraph A above, the Company shall have the right to exclude specific programs, including quota share treaties and excess facultative reinsurance, subject to appropriate file notation at the time of writing.

TOWERS PERRIN
REINSURANCE

                                   ARTICLE II

TERM AND CANCELLATION

A. This Contract shall become effective at 12:01 a.m., Local Standard Time, July 1, 2003, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Local Standard Time, July 1, 2004.

B. Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer's percentage share in this Contract at any time by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur:

         1. The Subscribing Reinsurer's policyholders' surplus at the inception of this Contract has been reduced by more than 25.0% of the amount of surplus (or stamp capacity, in respect of Lloyds Syndicates) 12 months prior to that date; or

         2. The Subscribing Reinsurer's policyholders' surplus at any time during the term of this Contract has been reduced by more than 25.0% of the amount of surplus (or stamp capacity, in respect of Lloyds Syndicates) at the date of the Subscribing Reinsurer's most recent financial statement filed with regulatory authorities and available to the public as of the inception of this Contract; or

         3. The Subscribing Reinsurer's A.M. Best's rating has been assigned or downgraded below A- and/or Standard and Poor's rating has been assigned or downgraded below BBB+; or

         4. The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or individual(s) not controlling the Subscribing Reinsurer's operations previously; or

         5. A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

         6. The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

         7. The Subscribing Reinsurer has reinsured its entire liability under this Contract without the Company's prior written consent, except that this provision shall not apply to any intercompany reinsurance or intercompany pooling arrangements entered into by the Subscribing Reinsurer; or

TOWERS PERRIN
REINSURANCE

         8. The Subscribing Reinsurer has ceased assuming new and renewal property and casualty treaty reinsurance business.

C. If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

                                   ARTICLE III

TERRITORY

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia, and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.

                                   ARTICLE IV

EXCLUSIONS

This Contract does not apply to and specifically excludes business classified by the Company as follows:

         1. Insolvency and Mortgage Impairment insurances and reinsurances.

         2. Loss or liability excluded under the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

         3. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

         4. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but this exclusion shall not apply to loss or damage covered under a standard policy with a standard War Exclusion Clause.

TOWERS PERRIN
REINSURANCE

         5. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)" and the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (Canada)" attached to and forming part of this Contract.

         6. Loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

         7.       Financial Guarantee.

         8. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

         9.       Retrocessional business.

         10. Loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from or arising out of or in connection with any "act of terrorism" as defined in the Terrorism Risk Insurance Act of 2002 (the "Act"), regardless of any other cause or event contributing concurrently or in any sequence to the loss.

                  Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, this Contract will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism which does not meet the definition of "act of terrorism" set forth in the Act or meets the definition of "act of terrorism" as set forth in the Act but results in loss under a policy that is not included in "property and casualty insurance" as defined in the Act, provided, in either case, (a) such loss or damage occurs in a line of insurance otherwise covered by this Contract, and (b) in no event will this Contract provide coverage for loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical or nuclear explosion, pollution, contamination and/or fire following thereon.

                                    ARTICLE V

RETENTION AND LIMIT

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess

TOWERS PERRIN
REINSURANCE
         layer,for the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain at least 5.0% part of a 100% share in the interests and liabilities of the "Reinsurer" under each excess layer of this Contract.

C. The Company warrants that no claim shall be made under any excess layer of coverage provided by this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes hereof, the Company shall be the sole judge of what constitutes one risk, but in no event shall a building and its contents be considered more than one risk.

                                   ARTICLE VI

REINSTATEMENT

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

         1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

         2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

TOWERS PERRIN
REINSURANCE

C. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

         1. The amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

         2. The amount, shown as "Reinsurer's Annual Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

                                   ARTICLE VII

DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. With respect to losses arising out of mycotoxins, mold or other fungi (hereinafter together referred to as "mold-related losses"), only those mold-related losses directly arising out of loss occurrences covered hereunder will be included in ultimate net loss. Mold-related losses, in and of themselves, shall not be considered an event. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

         All salvages and recoveries made or received subsequent to a loss settlement under this Contract shall be applied as if recovered or received prior to the said settlement and all necessary adjustments shall be made by the parties hereto.

B. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, court costs, costs of supersedeas and appeal bonds, pre-judgment interest, post-judgment interest, expenses of outside adjusters, legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, and a pro rata share of salaries and expenses of the Company's field employees and expenses of other employees who have been temporarily diverted from their normal and customary duties and assigned to the field adjustment of losses covered by this Contract. Loss adjustment expense shall not include salaries and expenses of the Company's regular employees, except as provided above, or office and overhead expenses.

C. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

TOWERS PERRIN
REINSURANCE

         1. "Loss in excess of policy limits" shall mean 80% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy and within the terms of this agreement, such loss in excess of the Company's policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or in the preparation or prosecution of an appeal consequent upon such an action. For purposes of this Contract, losses in excess of policy limits arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence.

         2. "Extra contractual obligations" shall mean 80% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such an action. For purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25% of the contractual loss under all policies involved in the loss occurrence. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

                  Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                  If any provision of this paragraph C shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

                                  ARTICLE VIII

OTHER REINSURANCE

The Company shall be permitted to carry the following:

         1. Catastrophe excess of loss, including but not limited to catastrophe excess of loss as classified by the Company as index, Original Loss Warranty (OLW), swaps, and

TOWERS PERRIN
REINSURANCE
                  cat-linked covers;

         2.       Any other underlying reinsurance;

         recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.

                                   ARTICLE IX

LOSS OCCURRENCE

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

         1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

         2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

         3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

         4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

TOWERS PERRIN
REINSURANCE

B. Except for those "loss occurrences" referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event except for any "loss occurrence" referred to in subparagraph 1 of paragraph A above where only one such period of 72 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences. If the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

E.       Losses directly or indirectly occasioned by:

         1.       Loss of, alteration of, or damage to; or

         2. A reduction in the functionality, availability or operation of;

         a computer system, hardware, program, software, data, information repository, microchip, integrated circuit, or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not, do not in and of themselves constitute an event unless arising out of one or more of the following perils:

                  fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

                                    ARTICLE X

LOSS NOTICES AND SETTLEMENTS

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

TOWERS PERRIN
REINSURANCE

B. All loss settlements made by the Company, provided they are within the terms of this Contract shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company.

                                   ARTICLE XI

SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

                                   ARTICLE XII

REINSURANCE PREMIUM

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

         1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto (or a pro rata portion thereof if the term of this Contract is less than 12 months); or

         2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of the amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on July 1, 2003, October 1, 2003, January 1, 2004 and April 1, 2004. However, if this Contract is terminated prior to July 1, 2004, no deposit premium installments shall be due after the effective date of termination.

C. As promptly as possible after the effective date of termination or expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for

TOWERS PERRIN
REINSURANCE
         each such excess layer shall be remitted promptly. Pro rata premium is to be paid in the event of early termination in conjunction with the Special Termination Clause.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.

                                  ARTICLE XIII

OFFSET (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

                                  ARTICLE XIV

ACCESS TO RECORDS

The Reinsurer or its designated representatives shall have access at any reasonable time, with prior notice to the Company, to all records of the Company which pertain in any way to this reinsurance.

                                   ARTICLE XV

LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

                                   ARTICLE XVI

NET RETAINED LINES (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches,

TOWERS PERRIN
REINSURANCE
         only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

                                  ARTICLE XVII

ERRORS AND OMISSIONS (BRMA 14E)

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified upon discovery.

                                  ARTICLE XVIII

CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

                                   ARTICLE XIX

TAXES (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.

                                   ARTICLE XX

FEDERAL EXCISE TAX (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

TOWERS PERRIN
REINSURANCE

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

                                   ARTICLE XXI

RESERVES AND LETTERS OF CREDIT

(This Article shall not apply to those Reinsurers who, at the inception of this Agreement and throughout the term of this Agreement, are authorized and continue to be authorized in all states of the United States of America and the District of Columbia and who, at the inception of this Agreement and throughout the term of this Agreement, have been assigned an "A+" or better A. M. Best's Rating.)

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, or in the event the Reinsurer's A.M. Best's rating has been assigned or downgraded below A-, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

         1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

         2.       Escrow accounts for the benefit of the Company; and/or

         3.       Cash advances;

         The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the Company.

B. If the Reinsurer is unauthorized in any province or jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

         1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit

TOWERS PERRIN
REINSURANCE
                  standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

         2. Cash advances for the remaining balance of the funding required;

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to the Company, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

         1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

         2. To reimburse itself for the Reinsurer's share of any other amounts which are due hereunder, unless paid in cash by the Reinsurer;

         3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

         4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

         In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

                                  ARTICLE XXII

INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without

TOWERS PERRIN
REINSURANCE
         diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy insured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent company.

                                  ARTICLE XXIII

ARBITRATION

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within 30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties.

TOWERS PERRIN
REINSURANCE

         Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the State of New York.

                                  ARTICLE XXIV

SERVICE OF SUIT (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

TOWERS PERRIN
REINSURANCE

                                   ARTICLE XXV

ENTIRE AGREEMENT

This written Contract constitutes the entire agreement between the parties hereto with respect to the business being reinsured hereunder, and there are no understandings between the parties hereto other than as expressed in this Contract. Any change or modification to this Contract will be made by amendment to this Contract and signed by the parties.

                                  ARTICLE XXVI

AGENCY AGREEMENT

If more than one reinsured company is named as a party to this Contract, Glencoe Insurance Ltd. shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

                                  ARTICLE XXVII

INTERMEDIARY (BRMA 23A)

Towers Perrin Reinsurance is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Towers Perrin Reinsurance, 525 Market Street, Suite 2900, San Francisco, California, 94105-2708. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

TOWERS PERRIN
REINSURANCE

                                   SCHEDULE A

                  ATTACHING TO AND FORMING AN INTEGRAL PART OF

            PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                           (COVER NOTE NO: C-03-22488)

                                    ISSUED TO

                           GLENCOE GROUP OF COMPANIES
                     AND ITS QUOTA SHARE REINSURERS, IF ANY

                                    INCLUDING

                             GLENCOE INSURANCE LTD.
                                HAMILTON, BERMUDA

                          STONINGTON INSURANCE COMPANY
                                  DALLAS, TEXAS

                       STONINGTON LLOYDS INSURANCE COMPANY
                                  DALLAS, TEXAS

                                       AND

                             LANTANA INSURANCE LTD.
                                HAMILTON, BERMUDA

                                              FIRST LAYER        SECOND LAYER
Company's Retention:                          $15,000,000        $ 22,500,000

Reinsurer's Per Occurrence Limit:             $ 7,500,000        $ 12,500,000

Reinsurer's Annual Limit:                     $15,000,000        $ 25,000,000

Minimum Premium:                              $ 1,740,000        $  2,100,000

Premium Rate:                                        3.98%               4.81%

Deposit Premium:                              $ 2,175,000        $  2,625,000

Quarterly Deposit Premium:                    $   543,750        $    656,250

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

TOWERS PERRIN
REINSURANCE

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A:

Excluding:

         (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

         (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B:

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

         Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs, United States Aircraft Insurance Group,
         Canadian Aircraft Insurance Group,
         Associated Aviation Underwriters,
         American Aviation Underwriters.

Section B does not apply:

         (a) Where The Total Insured Value over all interests of the risk in question is less than $300,000,000.

         (b) To interests traditionally underwritten as Inland Marine or stock and/or contents written on a blanket basis.

         (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

         (d)      To risks as follows:

         Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder's risks on the classes of risks specified in this subsection (d) only.

Where this clause attaches to Catastrophe Excesses, the following Section C is added:

TOWERS PERRIN
REINSURANCE

SECTION C:

Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

         (1)      The following so-called "Coastal Pools":

                      Alabama Insurance Underwriting Association
                      Louisiana Insurance Underwriting Association
                      Mississippi Windstorm Underwriting Association
                      North Carolina Insurance Underwriting Association
                      South Carolina Windstorm and Hail Underwriting Association Texas Windstorm Insurance Association

AND

         (2)      All "Fair Plan" and "Rural Risk Plan" business

AND

         (3) Citizens Property Insurance Corporation ("CPIC") and the California Earthquake Authority ("CEA")

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

         (i) The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

         (ii) Any claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

SECTION D:

         (1) Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

         (2) Notwithstanding Section C above, in respect of CPIC, where an assessment is made against the Company by CPIC, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

                  (a) The Company's assessment from CPIC for the accounting year in which the loss occurrence commenced, or

TOWERS PERRIN
REINSURANCE

                  (b)      The product of the following:

                           (i) The Company's percentage participation in CPIC for the accounting year in which the loss occurrence commenced; and

                           (ii)     CPIC's total losses in such loss occurrence.

Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of CPIC, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of CPIC. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by CPIC to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by CPIC of the collection of monies.

NOTES: Wherever used herein the terms:

         "Company"         shall be understood to mean "Company," "Reinsured,"
                           "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

         "Agreement"       shall be understood to mean "Agreement,"
                           "Contract," "Policy" or whatever other term is used to designate the attached reinsurance document.

         "Reinsurers"      shall be understood to mean "Reinsurers,"
                           "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

TOWERS PERRIN
REINSURANCE

                                                                        (U.S.A.)

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         I. Nuclear reactor power plants including all auxiliary property on the site, or

         II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

         III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

         IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

         (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

TOWERS PERRIN
REINSURANCE

                                                                        (U.S.A.)

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.       Reassured to be sole judge of what constitutes:

         (a)      substantial quantities, and

         (b)      the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

         (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

         (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
N.M.A. 1119
BRMA 35B

TOWERS PERRIN
REINSURANCE

                                                                        (CANADA)

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

1. This Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         (a) nuclear reactor power plants including all auxiliary property on the site, or

         (b) any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

         (c) installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

         (d) installations other than those listed in (c) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate:

         (a) where the Reinsured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reinsured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985(c), A-16 or by any law amendatory thereof.

TOWERS PERRIN
REINSURANCE

                                                                        (CANADA)

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

7.       Reinsured to be sole judge of what constitutes:

         (a)      substantial quantities, and

         (b)      the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, caused:

         (1) by any nuclear incident, as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensuing loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

         (2)      by contamination by radioactive material.

NOTE: Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, paragraph 8 of this clause shall only apply to all original contracts of the Reinsured, whether new, renewal or replacement, which become effective on or after December 31, 1992.

N.M.A. 1980 (2/19/93)

TOWERS PERRIN
REINSURANCE

                                      - 2 -